UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2020

Item 1. Report to Stockholders.

TCM SMALL CAP GROWTH FUND

ANNUAL REPORT

TCM Small Cap Growth Fund

September 30, 2020

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the TCM Small Cap Growth Fund (the “Fund”) will send a notice, either by mail or e-mail, each time the Fund's updated report is available on our website (www.tyghcap.com/mutual-fund). Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and do not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (800) 536-3230.

TCM SMALL CAP GROWTH FUND

Table of Contents

Performance Discussion	2
Performance	7
Fund Information	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Fund Expense Example	26
Approval of Investment Advisory Agreement	28
Statement Regarding Liquidity Risk Management Program	30
Trustees and Executive Officers	32
Additional Information	38
Privacy Notice	40

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

November 12, 2020

Dear Fellow Shareholder:

Thank you for your investment in the Fund.  This is the annual report to shareholders of the Fund, covering the fiscal year ended September 30, 2020.  The report includes a discussion of the factors that impacted the performance of the Fund for the period, as well as information on Fund expenses and holdings.  The report also contains the audited financial statements of the Fund and a Report of Independent Registered Public Accounting Firm.

Fiscal Year Performance Overview.  Quarterly returns and the total return for the one year ended September 30, 2020 for the Fund, the Russell 2000® Growth Index, the Fund’s benchmark, and the Lipper Small Cap Growth category average were:

	TCM Small Cap	Russell 2000®	Lipper Small Cap
	Growth Fund	Growth Index	Growth Average
4th Quarter 2019	7.66%	11.39%	9.43%
1st Quarter 2020	-26.02%	-25.76%	-23.80%
2nd Quarter 2020	28.32%	30.58%	32.54%
3rd Quarter 2020	7.63%	7.16%	8.62%
1 Year	9.99%	15.71%	19.99%

Longer term performance for the Fund is set forth in the chart and table that follows this letter.

Performance Attribution – Year in Review.  Below is a summary of performance attribution for each of the past four quarters.

Fourth Quarter 2019. The rally in small cap stocks in the fourth quarter of 2019 was driven by a narrow set of stocks in the benchmark. Of the 24 industry groups in Russell 2000® Growth Index, only two of them (biopharmaceutical and health care equipment and services) outperformed the benchmark.  And to make the situation even more difficult for active managers, the stocks that performed the best in the biopharmaceutical industry group were companies with little or no revenue or products in development stage or stocks with the highest valuations.  Much of this fervor was based on record merger and acquisition activity in the biotech space during the quarter.  The Fund underperformed for the quarter based on stock selection relative to the benchmark in biotechnology and health care equipment and services stocks, as our positions didn’t keep up with the highflyers for the period.  In addition, our underweight to biotechnology and pharmaceutical stocks hurt in a quarter in which most other industry groups underperformed.

First Quarter 2020.  At great risk of understatement, the COVID-19 pandemic wreaked havoc throughout the world as governments took drastic measures to contain transmission rates, disrupting lives, economies and financial markets worldwide.  Financial markets set numerous negative records as investors reacted to

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

the unknown transmission and morbidity rates, as well as the virus’s possible impacts on global economies, supply chains, cancelled events and overall confidence.  The bond markets were equally affected, with yields on 10- and 2-Year treasuries falling 23% and 36%, respectively, during the first week of the sell-off to historic lows.

The U.S. monetary and fiscal responses to the economic impact of the virus were appropriately aggressive.  The Federal Reserve (the “Fed”) cut its fed funds rate by 1.00%, bring the new range to 0%-0.25%, expanded its balance sheet with significant purchases of U.S. Treasuries and mortgage-backed securities and used nearly $2 trillion to stabilize the repo market, which is critical to operations of cash funding markets.  The fiscal response was the CARES Act, a massive $2.2 trillion stimulus package that used a patchwork of aid programs including individual stimulus checks, enhanced unemployment benefits and forgivable small business loans intended to cover payrolls and other expenses for two months.

Volatility was relentless during the sell-off which we believe was dominated by hedge funds and algorithm driven selling that operate in a feedback loop.  As the dust settled, health care and technology stocks in the Russell 2000® Growth Index held up better than the other large sectors of the economy that are more economically sensitive, such as industrials, materials, consumer discretionary and real estate.  For the quarter, slightly negative stock selection was offset by slightly positive sector allocation.  Our economically sensitive positions in technology and industrials hurt us but we were helped by strong selection in health care and financials.  The effect of our sector weights was slightly positive due to cash and our overweight to technology and underweight to materials.

Second Quarter 2020.  By the start of the second quarter, a sustained relief rally was fully in gear based on a perception that lockdown efforts had “flattened the curve” on new COVID-19 cases and states could begin to open back up at some level.  The Fed’s commitment to support small businesses, to backstop high yield and municipal credit markets, and to maintain zero interest rates for a sustained period drove one of the strongest snapback rallies in history.  In addition, while costly, the CARES Act stimulus package mitigated the impact of historic unemployment levels and served as a lifeline for many businesses whose revenue dried up for months.

In this environment, small cap stocks led the way with the Russell 2000® Index posting its best quarter since 1991 after suffering one of its worst drawdowns the prior quarter.  Growth significantly outpaced value, which isn’t surprising in a big positive quarter following a bear market, albeit a short one.  However, what is unusual is for growth to be the relative winner in the recent back-to-back down and up quarters.  The overall performance of the benchmark was driven by companies with lower returns on equity and no earnings, considered lower quality stocks, which gained the most off the market low in March.  The Fund’s underperformance relative to that benchmark was attributable in large part to stock selection, as we did not keep up with the higher-flying

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

stocks in the consumer discretionary sector.  The effect of our sector weights was also negative, due entirely to cash in such a strong up quarter.  Biotechnology and pharmaceutical stocks were strong during the quarter and our underweight to those industries hurt the portfolio, offset by positive stock selection in biotechnology.

Third Quarter 2020.  The speed of the recovery off the March bottom in the stock market was unprecedented, following the short but severe bear market initiated by the COVID-19 pandemic and lockdown of economies worldwide.  As those lockdowns eased throughout the summer and businesses started to re-open, economic indicators began to improve sequentially.  The market was also positively impacted by a very accommodative Fed policy (lower rates for longer) and aggressive government stimulus packages.  The returns amongst economic sectors and industries has been very uneven with businesses tied to any type of group consumer activity (airlines, travel, theaters, restaurants, gyms, salons) remaining severely depressed due to the ongoing pandemic concerns.  In the meantime, on the winners’ side were businesses that benefited from staying at home or more local travel, such as the housing market, home remodeling-related industries, home exercise equipment, cloud and data center related technology companies, and RV sales.  In addition, 2020 has seen phenomenal disparity between the performance of growth and value stocks, resulting in momentum of growth stocks being the most significant factor driving performance this year.  For the one year ended September 30, 2020, the Russell 2000® Growth Index has outperformed the Russell 2000® Value Index by 36.5%.  That has made relative performance a challenge this year for growth managers that have a focus on sustainable valuations as opposed to pure momentum.

For the third quarter, the Fund slightly outperformed the benchmark based on positive stock selection in health care and industrial stocks, offset by lagging the consumer discretionary sector that was dominated by strong performance in gaming stocks, some online retailers and housing related stocks.  The effect of our sectors was slightly negative due to our underweight to consumer discretionary stocks and cash position, offset by the positive effect of our overweight to industrials.

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the 2020 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Teladoc Health, Inc. (virtual health care)	1.23	2.27
The Trade Desk, Inc. (digital advertising software)	1.64	2.01
Emergent BioSolutions, Inc.
(develops vaccines and therapeutics)	2.11	1.91
Repligen Corp. (bioprocessing products)	2.21	1.89
Kinsale Capital Group, Inc.
(casualty and property insurance)	3.09	1.85

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
MasTec, Inc. (infrastructure engineering
and construction company)	0.80	-1.31
Brinker International, Inc.
(casual dining restaurants)	0.73	-1.17
Chart Industries, Inc. (gas storage systems)	1.54	-0.76
H&E Equipment Services, Inc. (heavy
construction and industrial equipment)	0.99	-0.76
Hooker Furniture Corp.
(residential household furniture)	0.32	-0.66

The rally throughout the summer started to fade in September in the face of a resurgence of COVID-19 infections and continued gridlock on stimulus negotiations between Congress and the White House.  As noted above, that summer rally took place in an apparent disconnect with the economy, as momentum investors poured into a narrowing set of technology and business recovery stocks.  Notwithstanding the significant uncertainties raised by the state of the pandemic and the many political issues on stimulus and the election cycle, leading economic indicators remained relatively positive and monetary policy very supportive of equity markets. ISM Manufacturing and Non-Manufacturing Purchasing Manager’s Indexes remain above 50, indicating some level of expansion, and Fed activity continues to underpin equities in various ways – announcing near zero rates through the end of 2023, unprecedented growth in the money supply through open market purchase operations and a major policy shift to “average inflation targeting.”  The change in inflation policy will allow to the Fed to await a full labor market recovery before raising rates as opposed to a gradual tightening.

The uncertain progress of the pandemic and an effective, widely distributed vaccine will continue to drive a Dr. Jekyll and Mr. Hyde recovery in stocks until group activities return to normal. The equity market has been volatile since the end of the third quarter as investors try to discern a cross current of events, including relatively positive earnings results, record COVID-19 infections in many states, encouraging news on the development of a COVID-19 vaccine and an unsettled (as we write) presidential election and transition process.  In addition, the control of the Senate is still unknown until the conclusion of runoff elections in January in Georgia.  Regardless of political outcomes, there is some optimism that significant infrastructure spending may be on the horizon (regardless of the torpedoes, and the deficit, full steam ahead).  We are not in the game of political prognostications and remain focused on identifying high quality growth companies that have sustainable valuations over a reasonable time horizon.  That being said, the recent short-term

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

success of momentum factors is somewhat frustrating for a “growth at a reasonable price” manager whose process is designed to add alpha over market cycles of both up and down markets.

Thank you for your continued confidence and trust in managing your assets.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2020, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Alpha is a measure of the active return on an investment, the performance of that investment compared with a suitable market index.  The Russell 2000® Value Index is an unmanaged index representing those Russell 2000® Index companies with lower price-to-book ratios and lower forecast growth values according to the Frank Russell Company.  The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership according to the Frank Russell Company.  The ISM Manufacturing Index is a widely-watched indicator of recent U.S. economic activity.  Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives. The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and higher future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index. The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

Mutual fund investing involves risk, principal loss is possible.  The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth-oriented funds may underperform when value investing is in favor.

Quasar Distributors, LLC, Distributor

TCM SMALL CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended September 30, 2020:

	One	Three	Five	Ten	Since Inception
	Year	Year	Year	Year	(10/1/2004)
TCM Small Cap Growth Fund	9.99%	10.04%	13.43%	13.50%	10.62%
Russell 2000® Growth Index	15.71%	8.18%	11.42%	12.34%	9.31%
Lipper Small Cap Growth Average	19.99%	12.01%	13.10%	12.65%	9.81%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 536-3230.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2020 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$369 million
Total Operating Expenses(1)	0.94%

(1)
Tygh Capital Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding interest expense in connection with investment activities, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses to 0.95% of average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least January 31, 2021 and may continue for an indefinite period thereafter as determined by the Board of Trustees (the “Board”). The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. The Expense Cap may be terminated at any time by the Board upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board. The total operating expenses represents what investors have paid as of the prospectus dated January 28, 2020. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Top Ten Holdings (% of net assets)
Kinsale Capital Group, Inc.	3.1%	Cubic Corp.	2.3%
PRA Health Sciences, Inc.	2.5%	Repligen Corp.	2.3%
Cavco Industries, Inc.	2.5%	Bio-Rad Laboratories, Inc. - Class A	2.2%
Natera, Inc.	2.5%	WNS Holdings Ltd.	2.2%
Emergent BioSolutions, Inc.	2.4%	Genpact Ltd.	2.2%

Sector Allocation (% of net assets)

(2)	Cash equivalents and liabilities in excess of other assets.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2020

Shares		Value
COMMON STOCKS - 95.9%

Aerospace & Defense - 5.5%
146,673	Cubic Corp.	$8,531,968
336,028	Kratos Defense
	& Security
	Solutions, Inc.(1)	6,478,620
68,357	Mercury Systems, Inc.(1)	5,294,933
		20,305,521

Auto Components - 0.5%
17,097	LCI Industries	1,817,240

Automobiles - 0.5%
35,496	Winnebago
	Industries, Inc.	1,834,078

Banks - 0.8%
91,160	Western Alliance
	Bancorp	2,882,479

Biotechnology - 10.8%
89,353	Amicus
	Therapeutics, Inc.(1)	1,261,664
38,426	Arrowhead
	Pharmaceuticals, Inc.(1)	1,654,624
18,842	Biohaven Pharmaceutical
	Holding Co. Ltd.(1)	1,224,918
22,288	Blueprint Medicines
	Corp.(1)	2,066,098
86,567	Emergent
	BioSolutions, Inc.(1)	8,944,968
33,171	FibroGen, Inc.(1)	1,363,992
50,062	Halozyme
	Therapeutics, Inc.(1)	1,315,629
41,147	Invitae Corp.(1)	1,783,722
59,660	Ligand
	Pharmaceuticals, Inc.(1)	5,686,791
15,086	Mirati
	Therapeutics, Inc.(1)	2,505,030
126,350	Natera, Inc.(1)	9,127,524
25,370	PTC Therapeutics, Inc.(1)	1,186,048
20,220	Ultragenyx
	Pharmaceutical, Inc.(1)	1,661,882
		39,782,890

Building Products - 1.1%
1,927	Patrick Industries, Inc.	110,841
52,576	Trex Co., Inc.(1)	3,764,442
		3,875,283

Commercial Services & Supplies - 1.4%
76,611	Casella Waste Systems,
	Inc. - Class A(1)	4,278,725
44,189	Healthcare Services
	Group, Inc.	951,389
		5,230,114
Communications Equipment - 1.1%
354,668	Viavi Solutions, Inc.(1)	4,160,256

Construction & Engineering - 5.2%
93,904	Construction Partners,
	Inc. - Class A(1)	1,709,053
125,446	Quanta Services, Inc.	6,631,076
334,213	Sterling Construction
	Co., Inc.(1)	4,732,456
366,931	WillScot Mobile Mini
	Holdings Corp.(1)	6,120,409
		19,192,994

Electronic Equipment,
Instruments & Components - 1.8%
55,013	Fabrinet(1)	3,467,469
17,423	Littelfuse, Inc.	3,089,795
		6,557,264

Health Care Equipment & Supplies - 3.8%
184,981	LeMaitre Vascular, Inc.	6,017,432
141,111	OraSure
	Technologies, Inc.(1)	1,717,321
94,198	Silk Road Medical, Inc.(1)	6,331,047
		14,065,800

Health Care Providers & Services - 6.0%
8,925	Chemed Corp.	4,287,124
32,159	LHC Group, Inc.(1)	6,835,717
131,950	Progyny, Inc.(1)	3,883,288
46,252	The Providence
	Service Corp.(1)	4,297,273
32,254	U.S. Physical
	Therapy, Inc.	2,802,228
		22,105,630

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2020 (Continued)

Shares		Value
COMMON STOCKS - 95.9% (Continued)

Health Care Technology - 1.1%
170,282	HMS Holdings Corp.(1)	$4,078,254

Hotels, Restaurants & Leisure - 1.0%
11,130	Churchill Downs, Inc.	1,823,317
30,024	Planet Fitness, Inc. -
	Class A(1)	1,850,079
		3,673,396

Household Durables - 3.9%
51,002	Cavco Industries, Inc.(1)	9,196,171
188,639	Skyline Champion
	Corp.(1)	5,049,866
		14,246,037

Insurance - 4.3%
52,074	HCI Group, Inc.	2,566,727
60,439	Kinsale Capital
	Group, Inc.	11,494,289
36,418	Lemonade, Inc.(1)	1,810,703
		15,871,719

Internet & Direct Marketing Retail - 0.6%
143,927	Revolve Group,
	Inc. - Class A(1)	2,364,721

IT Services - 7.9%
32,782	CACI
	International, Inc.(1)	6,987,811
59,785	ExlService
	Holdings, Inc.(1)	3,944,016
204,066	Genpact Ltd.	7,948,371
35,481	MAXIMUS, Inc.	2,427,255
125,129	WNS Holdings
	Ltd. - ADR(1)	8,003,251
		29,310,704

Life Sciences Tools & Services - 10.1%
15,782	Bio-Rad Laboratories,
	Inc. - Class A(1)	8,134,990
17,427	Bio-Techne Corp.	4,317,191
23,936	Charles River Laboratories
	International, Inc.(1)	5,420,307
51,798	NeoGenomics, Inc.(1)	1,910,828
91,018	PRA Health
	Sciences, Inc.(1)	9,232,866
56,487	Repligen Corp.(1)	8,334,092
		37,350,274

Machinery - 2.0%
57,784	Chart Industries, Inc.(1)	4,060,482
168,457	The Shyft Group, Inc.	3,180,468
		7,240,950

Media - 2.2%
56,435	Cardlytics, Inc.(1)	3,982,618
43,805	Nexstar Media
	Group, Inc.	3,939,384
		7,922,002

Multiline Retail - 0.7%
30,752	Ollie’s Bargain Outlet
	Holdings, Inc.(1)	2,686,187

Pharmaceuticals - 1.6%
95,819	Pacira BioSciences,
	Inc.(1)	5,760,638

Professional Services - 1.6%
94,781	ASGN, Inc.(1)	6,024,280

Real Estate Investment
Trusts (REITs) - 1.2%
64,295	CyrusOne, Inc.	4,502,579

Road & Rail - 2.5%
153,039	Covenant Logistics
	Group, Inc. - Class A(1)	2,676,652
156,086	TFI International, Inc.	6,529,078
		9,205,730

Semiconductors &
Semiconductor Equipment - 7.0%
196,215	Cohu, Inc.	3,370,974
89,703	Diodes, Inc.(1)	5,063,734
104,259	Lattice
	Semiconductor Corp.(1)	3,019,341
34,587	MKS Instruments, Inc.	3,777,938
181,940	Onto Innovation, Inc.(1)	5,418,173
290,557	Tower
	Semiconductor Ltd.(1)	5,293,948
		25,944,108

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2020 (Continued)

Shares		Value
COMMON STOCKS - 95.9% (Continued)

Software - 7.7%
88,885	CommVault
	Systems, Inc.(1)	$3,626,508
27,149	Guidewire
	Software, Inc.(1)	2,830,826
191,200	Medallia, Inc.(1)	5,242,704
27,835	Nice Ltd. - ADR(1)	6,319,380
9,722	The Trade Desk,
	Inc. - Class A(1)	5,043,579
230,665	Vertex, Inc. - Class A(1)	5,305,295
		28,368,292

Specialty Retail - 0.7%
21,401	Five Below, Inc.(1))	2,717,927

Textiles, Apparel & Luxury Goods - 1.3%
149,254	Canada Goose
	Holdings, Inc.(1)	4,801,501
TOTAL COMMON STOCKS
(Cost $262,835,355)		353,878,848

EXCHANGE-TRADED FUNDS - 1.9%
61,739	SPDR S&P Biotech ETF	6,879,577

TOTAL EXCHANGE-TRADED FUNDS
(Cost $5,022,978)		6,879,577

SHORT-TERM INVESTMENTS - 2.7%

Money Market Funds - 2.7%
10,055,122	First American Treasury
	Obligations Fund -
	Class X, 0.056%(2)	10,055,122

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,055,122)		10,055,122

TOTAL INVESTMENTS
IN SECURITIES - 100.5%
(Cost $277,913,455)		370,813,547

Liabilities in Excess of
Other Assets - (0.5)%		(1,739,037)
TOTAL NET ASSETS - 100.0%		$369,074,510

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Annualized seven-day effective yield as of September 30, 2020.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2020

ASSETS
Investments in securities, at value (cost $277,913,455) (Note 2)	$370,813,547
Receivables:
Fund shares sold	75,619
Dividends and interest	68,347
Prepaid expenses	20,719
Total assets	370,978,232

LIABILITIES
Payables:
Investment securities purchased	1,396,971
Fund shares redeemed	158,137
Investment advisory fees	239,466
Administration fees	42,864
Fund accounting fees	14,150
Audit fees	26,500
Custody fees	5,524
Trustee fees	5,287
Transfer agent fees	4,706
Chief Compliance Officer fees	2,167
Other accrued expenses	7,950
Total liabilities	1,903,722
NET ASSETS	$369,074,510
Net Asset Value (unlimited shares authorized):
Net assets	$369,074,510
Shares of beneficial interest issued and outstanding	9,905,315
Net asset value, offering and redemption price per share	$37.26

COMPONENTS OF NET ASSETS
Paid-in capital	$258,183,569
Total distributable (accumulated) earnings (losses)	110,890,941
Net assets	$369,074,510

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2020

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax of $10,161)	$1,556,331
Interest	116,129
Other income	589
Total investment income	1,673,049

EXPENSES
Investment advisory fees	3,281,004
Administration fees	269,678
Fund accounting fees	89,853
Miscellaneous expenses	42,054
Custody fees	37,232
Audit fees	26,500
Transfer agent fees	26,030
Registration fees	24,764
Trustees fees	21,303
Reports to shareholders	13,446
Chief Compliance Officer fees	12,500
Legal fees	11,083
Insurance expenses	3,420
Interest expenses	3
Total expenses	3,858,870
Net investment income (loss)	(2,185,821)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments(1)	28,893,434
Change in net unrealized appreciation/depreciation on investments	11,384,130
Net realized and unrealized gain (loss) on investments	40,227,564
Net increase (decrease) in
net assets resulting from operations	$38,091,743

(1)	Includes net realized gain on redemption-in-kind transactions of $6,288,583. See Note 7.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(2,185,821)	$(1,562,167)
Net realized gain (loss) on investments(1)	28,893,434	7,535,830
Change in net unrealized appreciation/
depreciation on investments	11,384,130	(20,621,579)
Net increase (decrease) in net assets
resulting from operations	38,091,743	(14,647,916)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions	(6,335,246)	(45,566,799)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares(2)	(95,777,115)	40,021,562
Total increase (decrease) in net assets	(64,020,618)	(20,193,153)

NET ASSETS
Beginning of year	433,095,128	453,288,281
End of year	$369,074,510	$433,095,128

(1)	Includes net realized gain on redemption-in-kind transactions of $6,288,583. See Note 7.
(2)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	Shares	Value	Shares	Value
Shares sold	2,368,259	$74,380,976	2,367,033	$75,100,172
Shares issued in
reinvestment of
distributions	175,111	6,261,981	1,531,816	45,081,334
Shares redeemed(3)	(5,241,475)	(176,420,072)	(2,415,403)	(80,159,944)
Net increase (decrease)	(2,698,105)	$(95,777,115)	1,483,446	$40,021,562

(3)	During the year ended September 30, 2020, shares redeemed included redemption-in-kind transactions of 2,265,654 shares valued at $73,950,835. See Note 7.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value,
beginning of year	$34.36	$40.76	$37.62	$28.94	$31.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(1)	(0.17)	(0.12)	(0.20)	(0.21)	(0.12)
Net realized and unrealized
gain (loss) on investments	3.58	(2.17)	8.74	8.89	2.60
Total from
investment operations	3.41	(2.29)	8.54	8.68	2.48

LESS DISTRIBUTIONS
From net realized gain	(0.51)	(4.11)	(5.40)	—	(4.54)
Total distributions	(0.51)	(4.11)	(5.40)	—	(4.54)
Paid-in capital from
redemption fees(2)	—	—	—	—	0.00 (3)
Net asset value, end of year	$37.26	$34.36	$40.76	$37.62	$28.94
Total return	9.99%	(3.92)%	26.09%	29.99%	8.42%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (millions)	$369.1	$433.1	$453.3	$370.8	$269.6
Portfolio turnover rate	111%	121%	126%	139%	134%
Ratio of expenses to
average net assets	0.94%	0.93%	0.93%	0.95%	0.95%
Ratio of net investment gain
(loss) to average net assets	(0.53)%	(0.37)%	(0.55)%	(0.62)%	(0.44)%

(1)	Calculated using average shares outstanding method.
(2)	Effective January 29, 2016 the 1.00% redemption fee was eliminated.
(3)	Does not round to $0.01 or $(0.01) per share, as applicable.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2020

NOTE 1 – ORGANIZATION

The Fund is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on October 1, 2004.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges, are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2020 (Continued)

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

	Level 1	Level 2	Level 3	Total
Common Stocks	$353,878,848	$—	$—	$353,878,848
Exchange-Traded Funds	6,879,577	—	—	6,879,577
Short-Term Investments	10,055,122	—	—	10,055,122
Total Investments
in Securities	$370,813,547	$—	$—	$370,813,547

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2020 (Continued)

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of September 30, 2020, the Fund had late year losses of $1,583,298 and no post October losses.  As of September 30, 2020, there were no capital loss carryovers for the Fund.

As of September 30, 2020, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends are provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2020 (Continued)

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. This fee was deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retained the fee charged as paid-in capital and such fees became part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (the “program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time the Advisor determines that the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written program.

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to prior year equalization and net operating loss. For the year ended September 30, 2020, the following adjustments were made:

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2020 (Continued)

Distributable
(Accumulated)	Paid-In
Earnings (Losses)	Capital
$(5,577,455)	$5,577,455

J.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by U.S. GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. The Fund has chosen to early adopt the eliminated or modified disclosures.

K.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. The amount of investment advisory fees incurred by the Fund for the year ended September 30, 2020 is disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.95% of the Fund’s average daily net assets. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2020 (Continued)

written notice to the Advisor. Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such period does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. Amounts due from the Advisor are paid monthly to the Fund, if applicable. For the year ended September 30, 2020, the Advisor did not waive any fees or reimburse expenses.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The Officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended September 30, 2020 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2020, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments and redemption-in-kind transactions, were $437,653,504 and $455,795,751, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2020.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2020 and the year ended September 30, 2019, were as follows:

Distributions paid from:	September 30, 2020	September 30, 2019
Ordinary income	$ —	$ 26,835,184
Long-term capital gain	6,335,246	18,731,615

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2020 (Continued)

As of September 30, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(1)	$281,876,700
Gross tax unrealized appreciation	99,531,822
Gross tax unrealized depreciation	(10,594,666)
Net tax unrealized appreciation (depreciation)	88,937,156
Undistributed ordinary income (loss)	—
Undistributed long-term capital gain (loss)	23,537,083
Total distributable earnings	23,537,083
Other accumulated gain (loss)	(1,583,298)
Total accumulated gain (loss)	$110,890,941

(1)	The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Loan activity for the year ended September 30, 2020, was as follows:

Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	33,000
Average daily loan outstanding	33,000
Credit facility outstanding as of September 30, 2020	—
Average interest rate	3.25%

Interest expense for the year ended September 30, 2020 is disclosed in the Statement of Operations, if applicable.

NOTE 7 – REDEMPTION-IN-KIND TRANSACTIONS

On June 26, 2020, one shareholder redeemed a total of $73,950,835 from the Fund as a redemption-in-kind transaction. In this transaction, the Fund distributed a proportionate amount of securities in the Fund’s portfolio to the shareholder. Remaining shareholders in the Fund did not recognize any additional capital gains from the transactions.

NOTE 8 – REPORT OF THE FUND AND THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on June 17, 2020. The Meeting was held for all of the Funds in the Trust. However, five series of the Trust, including the Fund, presented separate Proxy Statements specifically directed to their respective shareholders because they each had individual and unique

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2020 (Continued)

Proposals in addition to the Proposal regarding the election Trustees to the Board of Trustees of the Trust. The unique Proposals were set forth as PROPOSALS 1(a), 1(b), 1(c) and 1(d), while the Proposal regarding the Trustee election was described at the Meeting as PROPOSAL 2.

PROPOSAL 1(c)

PROPOSAL 1(c) at the Special Meeting on June 17, 2020, was specific to shareholders of the Fund to approve a new Investment Advisory Agreement between the Advisor and the Trust, on behalf of the Fund. The approval of a new Investment Advisory Agreement was required as a result of certain anticipated changes to the ownership of the Advisor, in connection with a plan by Advisor President and CFO, Jeff B. Curtis, to divest a portion of his shares to employees of the Advisor over time. The sale of these shares and the corresponding elimination of a voting agreement would take place at the discretion of the Advisor and would occur within the next three years. When a technical “change of control” occurs, any investment advisory agreements that an advisor has with respect to mutual funds automatically terminate. It is anticipated that the transfer of these shares and termination of the voting agreement may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Advisor and therefore may be deemed an “assignment” causing a termination of the Fund’s current investment advisory agreement. To ensure continuation of the advisory services provided to the Fund, shareholders were asked to approve a new Investment Advisory Agreement. If the transfer of shares and elimination of the voting agreement does not take place within three years, then shareholder approval of the new Investment Advisory Agreement would expire.

All Fund shareholders of record at the close of business on April 20, 2020 were entitled to vote. As of the record date, the Fund had 13,025,705 shares outstanding. Accordingly, PROPOSAL 1(c) was approved as follows:

	% For	% For of		% Against	% Against of
For	Voted	Outstanding	Against	Voted	Outstanding
10,433,504	96.90%	80.10	0	0.00%	0.00%

				%	Broker Non-
	% Abstain	% Abstain of	Broker	Broker Non-	Votes % of
Abstain	Voted	Outstanding	Non-Votes	Votes Voted	Outstanding
4,119	0.04%	0.03%	329,352	3.06%	2.53%

PROPOSAL 2

PROPOSAL 2 at the Special Meeting on June 17, 2020, applied to all shareholders of the Trust in general, to elect Trustees to the Board. All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2020 (Continued)

As of the record date, April 20, 2020, the Trust had 980,568,279 shares outstanding. The results of the voting for the proposal was as follows:

Election of Trustees to the
Board of Trustees of the Trust		For Votes	Votes Withheld
1.	Eric W. Falkeis	681,049,390	10,981,441
2.	Kathleen T. Barr	681,250,626	10,779,780
3.	Ashi S. Parikh	681,087,446	10,940,163

Accordingly, effective June 17, 2020, the Board of the Trust consists of the following six individuals, all of whom have now been elected by shareholders:

Kathleen T. Barr, Independent Trustee	Ashi S. Parikh, Independent Trustee
Wallace L. Cook, Independent Trustee	Carl A. Froebel, Independent Trustee
Eric W. Falkeis, Independent Trustee	Steven J. Paggioli, Independent Trustee

NOTE 9 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

TCM SMALL CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TCM Small Cap Growth Fund and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of TCM Small Cap Growth Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 30, 2020

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2020 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/20 – 9/30/20).

Actual Expenses

The first line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, investment advisory fees, fund accounting, fund administration, custody and transfer agent fees. However, the example does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2020 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/20	9/30/20	4/1/20 – 9/30/20(1)
Actual	$1,000.00	$1,381.00	$5.71
Hypothetical (5% return
before expenses)	1,000.00	1,020.20	4.85

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.96% multiplied by the average account value over the period multiplied by 183/366 (to reflect one-half year period).

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 13, 2020 and August 14, 2020, the Board (which is comprised of six persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Tygh Capital Management, Inc. (the “Advisor”) for the TCM Small Cap Growth Fund (the “Fund”).  At this meeting and at a prior meeting held on May 19-20, 2020, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board also considered that there is expected to be a change in control in the Advisor within the next three years and that both the Board and shareholders have approved a new investment advisory agreement (the material terms of which are identical to the current investment advisory agreement) which will go into effect upon that change in control.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, business continuity plan, and risk management process. Additionally, the Board considered how the Advisor’s business continuity plan has operated during the recent COVID-19 pandemic.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person or by video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Advisor’s similarly managed accounts, all for periods ended March 31, 2020. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategy of the Fund, as well as its level of risk tolerance, may differ significantly from funds in its peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks, as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks.  In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund underperformed its peer group median for the one-year period and outperformed its peer group median for the three-year, five-year and ten-year periods. The Board also considered the performance of the TCM Small Cap Growth Fund against its broad-based securities market benchmark, noting it outperformed for the one-year, three-year, and five-year and ten-year periods. The Board also considered the Fund’s slight underperformance compared to the Advisor’s small cap composite for the one-year, three-year, five-year and ten-year periods and the reasons given by the Advisor for such differences.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee was equal to the median and slightly higher than the average of the peer group. The Board also noted that the Fund’s net expense ratio was lower than those of its peer group median and average. The Board noted that the fees charged to other similarly managed account clients were higher than, equal or lower than the fees charged to the Fund depending on the level of assets. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board also noted the Fund’s annual expense ratio is currently operating slightly under the Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional material benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate financial resources to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the Fund’s advisory fee, was fair and reasonable.  The Board therefore determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

TCM SMALL CAP GROWTH FUND

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. Personnel of the Advisor conduct the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 30, 2019 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office(2)		in Fund	Directorships
	Position	and Length	Principal	Complex(3)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite	Former owner of a	1	Independent
(born 1955)		Term;	registered investment		Director,
c/o U.S. Bank Global		Since	adviser, Productive		Muzinich
Fund Services		November	Capital Management,		BDC, Inc.
2020 E. Financial Way		2018.	Inc.; formerly, Chief		(August 2019
Suite 100			Administrative Officer,		to present);
Glendora, CA 91741			Senior Vice President		Independent
			and Senior Managing		Trustee for the
			Director of Allegiant		William Blair
			Asset Management		Funds (2013
			Company (merged with		to present)
			PNC Capital Advisors,		(21 series);
			LLC in 2009); formerly,		Independent
			Chief Administrative		Trustee for the
			Officer, Chief Compliance		AmericaFirst
			Officer and Senior Vice		Quantitative
			President of PNC Funds		Funds (2012
			and PNC Advantage Funds		to 2016).
(f/k/a Allegiant Funds)
(registered investment
companies).

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office(2)		in Fund	Directorships
	Position	and Length	Principal	Complex(3)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	Trustee,
(born 1939)		Term;	formerly, Chief Executive		The Dana
c/o U.S. Bank Global		Since	Officer, Rockefeller		Foundation.
Fund Services		May	Trust Co., (prior thereto
2020 E. Financial Way		1991.	Senior Vice President),
Suite 100			and Managing Director,
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc. (international
consumer products
conglomerate).

Eric W. Falkeis	Trustee	Indefinite	Chief Executive Officer,	1	Independent
(born 1973)		Term;	Tidal ETF Services LLC		Director,
c/o U.S. Bank Global		Since	(2018 to present); formerly,		Muzinich
Fund Services		September	Chief Operating Officer,		BDC, Inc.
2020 E. Financial Way		2011.	Direxion Funds (2013 to		(August 2019
Suite 100	Chairperson	Indefinite	2018); formerly, Senior		to present);
Glendora, CA 91741		Term;	Vice President and Chief		Interested
		Since	Financial Officer (and		Trustee, Tidal
		August	other positions), U.S.		ETF Trust
		2019.	Bancorp Fund		(2018 to
			Services, LLC.		Present)
(8 series);
Former
Interested
Trustee,
Direxion Funds
(22 series),
Direxion
Shares ETF
Trust
(112 series)
and Direxion
Insurance
Trust (2013
to 2018).

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office(2)		in Fund	Directorships
	Position	and Length	Principal	Complex(3)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Carl A. Froebel	Trustee	Indefinite	Formerly, President	1	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bank Global		Since	Investor Data Services,
Fund Services		May	Inc. (investment related
2020 E. Financial Way		1991.	computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly,	1	Independent
(born 1950)		Term;	Executive Vice		Director,
c/o U.S. Bank Global		Since	President, Investment		Muzinich
Fund Services		May	Company Administration,		BDC, Inc.
2020 E. Financial Way		1991.	LLC (mutual fund		(August 2019
Suite 100			administrator).		to present);
Glendora, CA 91741					Independent
Trustee, AMG
Funds
(49 series);
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office(2)		in Fund	Directorships
	Position	and Length	Principal	Complex(3)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Ashi S. Parikh	Trustee	Indefinite	Investment professional;	1	Independent
(born 1966)		Term;	formerly, Chief		Trustee, PNC
c/o U.S. Bank Global		Since	Executive and Chief		Funds (2018
Fund Services		June	Investment Officer and		to 2019)
2020 E. Financial Way		2020.	various other positions,		(32 series);
Suite 100			RidgeWorth Investments,		Interested
Glendora, CA 91741			LLC (global investment		Trustee,
			management firm)		RidgeWorth
			(2006 to 2017); formerly,		Funds (2014
			Chief Investment Officer		to 2017)
			Institutional Growth		(35 series);
			Equities, Eagle Asset		Board of
			Management (financial		Directors
			advisor); formerly Sr.		Member,
			Managing Director,		Investment
			Growth Equities, Banc		Working
			One Investment Advisors		Group, The
			(financial advisor).		Ohio State
University
Endowments
and Foundation
(2016 to
present);
Board of
Directors,
World
Methodist
Council,
Investment
Committee
(2018 to
present).

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office(2)		in Fund	Directorships
	Position	and Length	Principal	Complex(3)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Senior Vice President,	Not	Not
(born 1968)		Term;	U.S. Bank Global	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Fund Services
Fund Services		March	since July 2007.
2020 E. Financial Way		2013.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Carl G. Gee, J.D.	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1990)	Secretary	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global
Fund Services		March	Fund Services
615 East Michigan St.		2020.	since August 2016;
Milwaukee, WI 53202			Summer Associate,
Husch Blackwell LLP
(2015); Law Clerk,
Brady Corporation
(global printing systems,
labels and safety
products company)
(2014-2015).

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bank Global	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Fund Services since
Fund Services		March	June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	June 2005.
Milwaukee, WI 53202

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office(2)		in Fund	Directorships
	Position	and Length	Principal	Complex(3)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2017.	October 2006.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice President	Not	Not
(born 1966)	Compliance	Term;	and Compliance	Applicable.	Applicable.
c/o U.S. Bank Global	Officer;	Since	Officer, U.S. Bank
Fund Services	Anti-Money	July	Global Fund Services
615 East Michigan St.	Laundering	2011.	since August 2004.
Milwaukee, WI 53202	Officer;
Vice
President

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021.)

(3)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

TCM SMALL CAP GROWTH FUND

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the year ended September 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income for the year ended September 30, 2020 was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2020 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended September 30, 2020 was 0.00%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 or by accessing the Fund’s website at www.tyghcap.com/mutual-fund. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-months ending June 30 is available without charge, upon request, by calling (800) 536-3230 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling (800) 536-3230.

TCM SMALL CAP GROWTH FUND

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Please call the Transfer Agent toll free at (800) 536-3230 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.tyghcap.com/mutual-fund.

TCM SMALL CAP GROWTH FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic, and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon 97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, 29th Floor
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worchester, LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
(800) 536-3230

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis, Steven J. Paggioli, and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

       TCM Small Cap Growth Fund
	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$23,800	$23,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)   /s/ Elaine E. Richards
 Elaine E. Richards, President/Principal Executive Officer

Date    December 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Elaine E. Richards
   Elaine E. Richards, President/Principal Executive Officer

Date    December 8, 2020

By (Signature and Title)*    /s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 8, 2020

* Print the name and title of each signing officer under his or her signature.